UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 10,  2019

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    □

Item 7.01 Regulation FD Disclosure.

Interactive Brokers Group, Inc. announced today that Mr. Thomas Peterffy, Chairman and Chief Executive Officer of the Company, and his affiliates, intend to adopt a trading plan in accordance with Rule 10b5-1 of the Securities and Exchange Act of 1934 and the Company’s Employee Trading Policy.  Following the Company’s July 2019 earnings announcement, an annually renewable trading plan will be adopted pursuant to which approximately 20,000 shares of Class A common stock will be sold each trading day at prevailing market prices, subject to any minimum price and volume thresholds and other terms to be set forth in the trading plan.  The shares of Class A common stock to be sold under the trading plan will be acquired pursuant to the terms of that certain Exchange Agreement, previously filed by the Company as exhibit 10.3 to its Form 10-Q filed on November 11, 2009, as amended by that certain amendment previously filed as exhibit 10.1 to the Form 8-K filed on June 12, 2012 and as further amended by that certain amendment filed as exhibit 10.1 to the Form 10-Q on November 9, 2015.  It is expected the trading plan will be renewed annually.  The transactions will be disclosed in accordance with applicable securities laws, rules and regulations through appropriate filings with the Securities and Exchange Commission, as applicable.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

10.1

Exchange Agreement by and among Interactive Brokers Group, Inc., IBG Holdings LLC, IBG LLC and the Members of IBG LLC (filed as Exhibit 10.3 to the Quarterly Report on Form 10‑Q for the Quarterly Period Ended September 30, 2009 filed by the Company on November 11, 2009).**

10.2	Interactive Brokers Group, Inc. Amendment to the Exchange Agreement (filed as Exhibit 10.1 to the Form 8‑K filed by the Company on June 6, 2012).**

10.3

Second Amendment to Exchange Agreement by and among Interactive Brokers Group, Inc., IBG Holdings LLC, IBG (filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q for the Quarterly Period Ended September 31, 2015 filed by the Company on November 9, 2015).**

**   Previously filed; incorporated herein by reference.

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10,  2019

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary